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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 12, 1997

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                            AMERICAN SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)

            Georgia                    0-12456                    58-1098795
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)


                        470 East Paces Ferry Road, N.E.
                            Atlanta, Georgia 30305
         (Address of principal executive offices, including Zip Code)

                                 404/261-4381
             (Registrant's telephone number, including area code)

                                Not Applicable
        (Former name or former address, if changed since last report.)


                            Exhibit Index on Page 3
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Item 5.   Other Events.
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                See attached Exhibit 99.1 for a copy of a press release
announcing the filing of a Registration Statement with respect to the common stock of a wholly-owned subsidiary of Registrant.

Item 7.   Financial Statements and Exhibits.
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                (c) Exhibit:
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          99.1  Press Release dated August 12, 1997.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN SOFTWARE, NC.
                                        (Registrant)


  Date:  August 20, 1997                By:  /s/ David Weigand
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                                        Name and Title:  Controller
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                                 EXHIBIT INDEX

         Description                                                Page
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99.1     Press Release dated August 12, 1997.                         4



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